        As filed with the Securities and Exchange Commission on February 6, 2007
                                                     1933 Act File No. 333-30810
                                                      1940 Act File No. 811-9819

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                       Post-Effective Amendment No. 23 [X]

                                       and

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940 [X]

                              Amendment No. 24 [X]

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                   P.O. BOX 5049, BOSTON, MASSACHUSETTS 02206
                    (Address of Principal Executive Offices)

                                 (617) 662-3966
                         (Registrant's Telephone Number)

                            Karen Jacoppo-Wood, Esq.
                       State Street Bank and Trust Company
                        2 Avenue de Lafayette, 6th Floor
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Timothy W. Diggins, Esq.
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[X]  On February 7, 2007 pursuant to paragraph (b)

[ ]  On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]  On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                   State Street Institutional Investment Trust

                   P.O. Box 5049, Boston, Massachusetts 02206


              STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND



                        Prospectus Dated February 7, 2007


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



The State Street Institutional Limited Duration Bond Fund seeks high current income and liquidity by investing primarily in a diversified portfolio of high-quality debt securities and by maintaining a dollar weighted average portfolio duration of one year or less.

INTRODUCTION


     The State Street Institutional Limited Duration Bond Fund (the "Fund") is a mutual fund whose investment objective is to seek high current income and liquidity. The Fund invests at least 65% of its assets in a diversified portfolio of investment grade debt securities (those of medium and high quality) and maintains a dollar-weighted average portfolio duration of one year or less. The Fund is not a money market fund, and the Fund's net asset value per share will fluctuate. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund.


PRINCIPAL INVESTMENT STRATEGIES


     The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Limited Duration Bond Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. The Adviser is the investment adviser to the Portfolio. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.



     The Fund attempts to meet its objective by investing primarily in high-quality, dollar denominated, investment grade debt instruments, such as mortgage related securities, corporate notes, variable and floating rate notes and asset-backed securities. The Fund may also invest in derivative instruments, such as futures contracts, options, interest rate swaps, default/credit swaps, total return swaps and other structured investments, as a substitute for investments directly in securities, to adjust the sensitivity of the Fund's portfolio to changes in interest rates, or otherwise to increase the Fund's investment return. The Adviser will actively trade the Fund's portfolio securities in an attempt to benefit from short-term yield disparities among different issues of fixed-income securities, or otherwise to increase the Fund's investment return.



     Investment grade securities are (i) rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (ii) if not rated, are of comparable quality, as determined by the Adviser. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Adviser determines that to be in the best interest of the Fund.


PRINCIPAL RISKS OF INVESTING IN THE FUND


     - Asset-Backed Securities Risk. Asset-backed securities are obligations whose principal and interest payments are supported or collateralized by pools of other assets, such as automobile loans, credit card receivables or leases. Defaults on the underlying assets may impair the value of an asset-backed security. Furthermore, there may be legal and practical limitations on the enforceability of any security interest granted with respect to those underlying assets. Asset-backed securities are also subject to prepayment risk, described below.



     - Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen, for example, when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Fund, or the obligor on a derivative instrument held by the Fund, may default on its obligation.



     - Derivatives Risk. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss great than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.



     - Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.



     - Foreign Investment Risk. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes. Foreign securities or securities denominated in foreign currencies may be adversely affected by changes in currency exchange rates.



     - Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities.











     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser of the Fund also serves as investment adviser to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Fund and the master fund. If a situation arises that may result in a conflict, the Trustees and officers of the Fund will carefully analyze the situation and take reasonable steps to minimize or eliminate the potential conflicts.


     - Mortgage-Backed Securities Risk. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed investments in lower-yielding investments.






     - New Fund Risk. Neither the Fund nor the master fund may grow to or maintain an economically viable size, in which case management of the Fund or the master fund may determine to liquidate the Fund or the master fund at a time that may not be opportune for shareholders.



     - Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.

     - Sector Risk. The risk that the Fund concentrates its investment in specific industry sectors that have historically experienced substantial price volatility. The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.


     - US Government Securities Risk. Securities issued or guaranteed by certain agencies and instrumentalities of the US government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers.


TEMPORARY DEFENSIVE POSITION


     - Defensive Strategies. At times, the Adviser may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments that the Adviser believes to be consistent with the Fund's best interests. Taking such a temporary defensive position may result in the Fund not achieving its investment objective.





PERFORMANCE INFORMATION

     Performance information for the Fund has been omitted because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES


     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time pays its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Management Fees*                          0.10%
Distribution (12b-1) Fees                 0.05%
Other Expenses**                          0.23%
                                         -----
Total Annual Fund Operating Expenses      0.38%
Less Fee Waivers and Reimbursements***   (0.18)%
                                         -----
Net Expenses***                           0.20%
                                         -----



* This fee is the investment advisory fee paid by the Portfolio to the Adviser and represents the estimated total annual net operating expenses of the Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Portfolio to keep the total annual operating expenses of the Portfolio at 0.10% through April 30, 2008. Without the effects of such contractual limitation, the total annual operating expenses of the Portfolio would be higher.


**   Other Expenses are estimated for the current fiscal year.


*** The Adviser has contractually agreed to limit the Fund's total annual operating expenses (not including the pass-through expenses of the Portfolio) to 0.10% (on an annualized basis) of the Fund's average daily net assets until April 30, 2008.

Example: This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Adviser's contractual expense limitation is in effect for year one. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:



1 year   3 years
------   -------
  $20      $96


MANAGEMENT AND ORGANIZATION

     The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is the world's largest institutional money manager, and uses quantitative and traditional techniques to manage more than $1.7 trillion in assets as of December 31, 2006 in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $122 billion in assets under management at December 31, 2006. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly, at an annual rate of 0.10% of the Funds average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.


     The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The basis for the Board of Trustees approving the Fund's investment advisory agreement with the Adviser will be discussed in the Fund's Semi-Annual Report or Annual Report for the first semi-annual period after the Fund commences operations.


          The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:



MARIA PINO, CFA



     Ms. Pino is a Vice President of State Street Global Advisors and a Principal of SSgA FM. She has been a portfolio manager in the firm's Cash Management group since 1997. Prior to joining SSgA, Ms. Pino was with Partners HealthCare System, Inc., where she managed non-ERISA assets. She has been working in the investment management field since 1981. Ms. Pino received a Bachelors degree in Accounting from Providence College, a Masters degree in Economics from Northeastern University, and an MBA from Boston University. She earned the Chartered Financial Analyst designation and is a member of CFA Institute and the Boston Security Analysts Society.



THOMAS CONNELLEY, CFA



     Mr. Connelley is a Vice President of State Street Global Advisors and a Principal of SSgA FM. He is a Portfolio Manager in the firm's Cash Management group. Prior to joining SSgA in 2003, Mr. Connelley was a Vice President and Portfolio Manager with Standish Mellon Asset Management where he was responsible for management of various short duration strategies. Mr. Connelley has worked in investment management since 1991. Mr. Connelley holds a Bachelor of Science degree in Business Administration with a concentration in Finance from Bryant College. He holds the Chartered Financial Analyst designation, and is a member of the Boston Security Analysts Society and CFA Institute.



          Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund and the Portfolio is available in the Statement of Additional Information.



     The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.



     The Transfer and Dividend Disbursing Agent. ALPS Fund Services, Inc. is the transfer and dividend disbursing agent.



ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND
RISKS


     The investment objective of the Fund as stated above may be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:


     Variable and Floating Rate Securities. The Fund may purchase variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Variable and floating rate instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. There may be no active secondary market with respect to a particular variable or floating rate instrument. Variable and floating rate securities are subject to many of the risks of investing in debt securities generally.


     Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as over collateralization, a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security.


- Prepayment Risk--Like mortgage-backed securities, asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. The Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and it may have to reinvest the amount of any prepayments in lower yielding securities.


- Other Risk Associated with Asset-Backed Securities--Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


     Mortgage-Backed Securities. Unlike traditional debt investments, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the repayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed securities. Some mortgage-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Mortgage-backed securities in which the Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.



          Government Securities. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government or its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.














     Futures Contracts and Options on Futures. To invest cash for purposes of hedging the Fund's other investments, the Fund may enter into futures contracts that relate to securities in which they may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. The Fund may also purchase futures and options if cheaper than the underlying stocks or bonds.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as US Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

     Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Fund is required to deposit an initial margin with Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Fund will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.

     Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

     When trading futures contracts, the Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures. The Fund's transactions, if any, in options, futures, options on futures and equity swaps involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Please see Derivatives Risk in the Principal Risks section.

     Interest Rate Swaps, Default/Credit Swaps, Total Return Swaps, and Interest Rate Caps, Floors and Collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Default/credit swaps involve the receipt of floating or fixed-rate payments in exchange for assuming potential credit losses of an underlying security. Default/credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Total return swaps involve the receipt or payment of the "total return" of a defined underlying asset in exchange for the payment or receipt of a cash flow based on a predetermined floating rate. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate and default/credit swaps and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values or interest rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Please see Derivative Risk in the Principal Risks section.


     Section 4(2) Commercial Paper. Section 4(2) commercial paper is commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the Federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. As a result it suffers from a liquidity risk. Section 4(2) paper will not be subject to the Investment Company's percentage limitations on illiquid securities where the Board of Trustees (pursuant to guidelines they have adopted) determines that a liquid trading market exists.



     Repurchase Agreements. The Fund enters into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time. Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. If the other party or "seller" defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund's cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Fund may be delayed or prevented from recovering the collateral.



     Portfolio Duration. The Fund will maintain a dollar-weighted average portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.



     Options on Securities and Securities Indices. The Fund may write and purchase covered put and call options on securities in which it may directly invest. The total amount of premiums paid by the Fund for all put and call options held by it at any time will not exceed 5% of the value of the Fund's total assets. Further, the Fund will not write a put or call option or combination thereof if, as a result, the aggregate value of all securities or collateral deliverable under its outstanding options would exceed 25% of the value of the Fund's total assets.





SHAREHOLDER INFORMATION

     Determination of Net Asset Value. The Fund determines the price per share (or NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.



     Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Because foreign securities sometimes trade on days when Fund shares are not priced, the value of the Fund's portfolio may change on days when Fund shares cannot generally be purchased or redeemed. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost.



     Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Purchase orders received by 12:00 p.m. ET will receive the NAV next determined after the receipt of the purchase and the dividend declared on the date of purchase. Purchases received after 12:00 p.m. ET and before the close of business will receive the NAV for the date of purchase and receive the dividends declared the following business day.



     The minimum initial investment in the Fund is $5 million, although the Adviser may waive the minimum in its discretion. Holdings of all customer accounts of each Intermediary shall be aggregated for determining these account balances. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) received by the Fund on the trade date of the purchase regardless of whether the trade receives the dividend declared for that date before the order will be accepted. The Fund reserves the right to cease accepting investments at any time or to reject any investment order.


                                PURCHASING SHARES

BY MAIL:

     An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:


     SS Institutional Limited Duration Bond Fund
     P.O. Box 13515
     Denver, CO 80202

BY TELEPHONE/FAX:


     An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (303) 825-2575. Call the Fund at (866) 392-0869 between the hours of 9:00 a.m. ET and 8:00 p.m. ET to:


- confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

-    request your new account number (initial purchases only),

-    confirm the amount being wired and wiring bank,

- confirm the name and number of the contact person in connection with the order at the wiring bank, and

- receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),

For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:


     State Street Bank & Trust Co.
     One Lincoln Street
     Boston, MA 02111



     ABA# 011000028
     DDA# 0015-755-2
     Account Name: SS Institutional Limited Duration Bond Fund
     Ref: Shareholder Account #
     Ref: Shareholder Name


You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

     In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.


     Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. Payments of redemption proceeds ordinarily will be sent the next business day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.



     If you are redeeming some, but not all, of your shares, your remaining account balance should be above $1,000,000 and subsequent purchases of shares of the Fund may be rejected unless, after such purchase, your account balance will be at or greater than $1,000,000. A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify or waive its minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity. Notification will be sent to the shareholder giving the shareholder 60 days to increase the account to the required minimum or the account may be closed.


                              HOW TO REDEEM SHARES


       BY MAIL         Send a signed letter to:
                          SS Institutional Limited Duration Bond Fund
                          P.O. Box 13515
                          Denver, CO 80202

                       The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances.
                       See "Signature Guarantees" below.

BY TELEPHONE BETWEEN   (866) 392-0869
 THE HOURS OF 9:00
  A.M. AND 8 P.M.
    EASTERN TIME


The Fund will need the following information to process your redemption request:

     -    name(s) of account owners;

     -    account number(s);

     -    the name of the Fund;

     -    your daytime telephone number; and

     -    the dollar amount, percentage or number of shares being redeemed.


     On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares, except the 9:00 a.m. ET beginning time.


     Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

     -    Your account address has changed within the last 10 business days.

     -    A wire is being made payable to someone other than the account owner.

     - Redemption proceeds are being transferred to an account with a different registration.

     - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

     -    Other unusual situations as determined by the Fund's transfer agent.

     The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

     About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via its web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access, please see the website at https://www.sttfunds.com. Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and
(iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.


     The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

     The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

     The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

     The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12B-1) PLAN

     The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.


DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.


     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011; however, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price you paid). Distributions are taxable whether you receive them in cash or reinvest them in additional shares.


     Any gains resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

For more information about STATE STREET INSTITUTIONAL LIMITED DURATION BOND
FUND:


     The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


     The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (866) 392-0869.


     Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.

STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   State Street Institutional Investment Trust

                   P.O. Box 5049, Boston, Massachusetts 02206


         STATE STREET INSTITUTIONAL TAX FREE LIMITED DURATION BOND FUND



                        Prospectus Dated February 7, 2007


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE STATE STREET INSTITUTIONAL TAX FREE LIMITED DURATION BOND FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.



The State Street Institutional Tax Free Limited Duration Bond Fund seeks to provide federally tax-exempt current income and liquidity by investing primarily in a diversified portfolio of municipal debt securities and by maintaining a dollar weighted average portfolio duration of one year or less. The Fund will invest at least 80% of its assets in municipal securities.

INTRODUCTION


     The State Street Institutional Tax Free Limited Duration Bond Fund (the "Fund") is a mutual fund whose investment objective is to seek to provide federally tax-exempt current income and liquidity. The Fund invests at least 80% of its assets in a diversified portfolio of investment grade municipal debt securities and maintains a dollar-weighted average portfolio duration of one year or less. The Fund is not a money market fund, and the Fund's net asset value per share will fluctuate. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund.


PRINCIPAL INVESTMENT STRATEGIES


     The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Tax Free Limited Duration Bond Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. The Adviser is the investment adviser to the Portfolio. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.



     The Fund has a fundamental policy of investing at least 80% of its net assets under normal market conditions in investment grade municipal securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax, including the alternative minimum tax. These securities are issued by states, municipalities and their political subdivisions and agencies, instrumentalities and other governmental units, and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis. The Fund may invest in municipal securities by investing in other funds.



     The Fund may invest up to 20% of its assets in federally taxable securities including obligations issued by or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.



     The municipal debt obligations in which the Fund may invest include investments in certain revenue sectors that may be more volatile than others due to changing economic and regulatory issues. This may include industrial development, pollution control, resource recovery, housing, and hospital revenue bond issues. The Fund will invest in debt obligations rated investment grade by Moody's, S&P, or equivalent by another national rating organization. The Fund does not currently intend to invest in securities subject to the alternative minimum tax.



     Investment grade securities are (i) rated in one of the four highest categories (or in the case of commercial paper, in the two highest categories) by at least one NRSRO; or (ii) if not rated, are of comparable quality, as determined by the Adviser. Unrated securities in which the Fund may invest include those for which the Adviser has determined is of comparable quality. If a security is downgraded and is no longer investment grade, the Fund may continue to hold the security if the Adviser determines that to be in the best interest of the Fund.


PRINCIPAL RISKS OF INVESTING IN THE FUND


     - Call Risk. Call risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a fund (such as a mortgage-backed security) earlier than expected. This may happen, for example, when there is a decline in interest rates. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Fund may default on its obligation



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities.



     - Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees may re-evaluate the Fund's investment objective and may submit possible changes in the structure of the Fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Fund's policy to invest in municipal debt obligations will subject the Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the Fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.


     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, a fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser of the Fund also serves as investment adviser to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the Fund and the master fund. If a situation arises that may result in a conflict, the Trustees and officers of the Fund will carefully analyze the situation and take reasonable steps to minimize or eliminate the potential conflicts.



     - New Fund Risk. Neither the Fund nor the master fund may grow to or maintain an economically viable size, in which case management of the Fund or the master fund may determine to liquidate the Fund or the master fund at a time that may not be opportune for shareholders.


TEMPORARY DEFENSIVE POSITION


     - Defensive Strategies. From time to time, for temporary defensive purposes, the Fund may invest without limit in taxable short-term investments. Dividends paid by the Fund that are attributable to income earned by the Fund from these instruments will be taxable to investors. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy, and the Fund may not achieve its investment objective.


PERFORMANCE INFORMATION

     Performance information for the Fund has been omitted because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Management Fees*                        0.10%
Distribution (12b-1) Fees               0.05%
Other Expenses**                        0.23%
                                       -----
Total Annual Fund Operating Expenses    0.38%
Less Waivers and Reimbursements***     (0.18)%
                                       -----
Net Expenses***                         0.20%
                                       -----



* This fee is the investment advisory fee paid by the Portfolio to the Adviser and represents the estimated total annual net operating expenses of the Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Portfolio to keep the total annual operating expenses of the Portfolio at 0.10% through April 30, 2008. Without the effects of such contractual limitation, the total annual operating expenses of the Portfolio would be higher.


**   Other Expenses are estimated for the current fiscal year.


*** The Adviser has contractually agreed to limit the Fund's total annual operating expenses (not including the pass-through expenses of the Portfolio) to 0.10% (on an annualized basis) of the Fund's average daily net assets until April 30, 2008.



Example: This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the

Adviser's contractual expense limitation is in effect for year one. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:



1 year   3 years
------   -------
  $20      $96


MANAGEMENT AND ORGANIZATION

     The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Master Fund (the "Portfolio") in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is the world's largest institutional money manager, and uses quantitative and traditional techniques to manage more than $1.7 trillion in assets as of December 31, 2006 in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $122 billion in assets under management at December 31, 2006. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly, at an annual rate of 0.10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.


     The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

     The basis for the Board of Trustees approving the Fund's investment advisory agreement with the Adviser will be discussed in the Fund's Semi-Annual Report or Annual Report for the first semi-annual period after the Fund commences operations.


     The Adviser manages the Portfolio using a team of investment professionals. The team approach is used to create an environment that encourages the flow of investment ideas. The portfolio managers within the team work together in a cohesive manner to develop and enhance techniques that drive the investment process for the respective investment strategy. This approach requires portfolio managers to share a variety of responsibilities including investment strategy and analysis while retaining responsibility for the implementation of the strategy within any particular portfolio. The approach also enables the team to draw upon the resources of other groups within the firm. Each portfolio management team is overseen by the SSgA Investment Committee. Key professionals involved in the day-to-day portfolio management for the Portfolio include the following:



JAMES DONAHUE

     Mr. Donahue is a Vice President of State Street Global Advisors and a Principal of SSgA FM. He joined State Street in 1990 and worked in the fixed income area of Securities Trading. Mr. Donahue has worked in the fixed income arena since 1969 after he started out with Merrill Lynch. Mr. Donahue is a member of the Boston Municipal Bond Club. Mr. Donahue earned a BA in Economics from Belknap College, and a BA in Russian from Syracuse University.



TIMOTHY RYAN, CFA



     Mr. Ryan is a Vice President of State Street Global Advisors and a Principal of SSgA FM. He joined State Street in 2003 and is the unit head for the Municipal Bond Group responsible for the nuclear decommissioning trusts and insurance portfolios as well as cross over analysis and setting portfolio strategy to maximize after tax return on the Lehman Aggregate benchmarked portfolios. Prior to joining SSGA, Mr. Ryan was a lead portfolio manager in the municipal bond group at Deutsche Bank Asset Management, formally Scudder Insurance Asset Management. Mr. Ryan has a BS from University of Wisconsin and a Master of Management from JL Kellogg Graduate School of Management Northwestern University. Mr. Ryan has earned the Chartered Financial Analyst designation.



     Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund and the Portfolio is available in the Statement of Additional Information.


     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.


     The Transfer and Dividend Disbursing Agent. ALPS Fund Services, Inc. is the transfer and dividend disbursing agent.



ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND
RISKS



     The investment objective of the Fund as stated above is fundamental which means that it may not be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:



     Municipal Securities. Municipal securities may be issued to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include, for example, tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are generally backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the obligor on the bond to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.


     Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.


     Variable and Floating Rate Securities. The Fund may purchase variable rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equity to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations.





     Commercial Paper and Other Short-Term Obligations. Commercial paper (including variable amount master notes and funding agreements) are short-term promissory notes issued by corporations, partnerships, trusts or other entities, to finance short-term credit needs. Short-term obligations used by a fund include non-convertible debt securities (e.g., bonds and debentures) with not more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participation in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables.


     Portfolio Duration. The Fund will maintain a dollar-weighted average portfolio duration of one year or less. Duration is a measure of the price sensitivity of a security to changes in interest rates. Unlike maturity, which measures the period of time until final payment is to be made on a security, duration measures the dollar-weighted average maturity of a security's expected cash flows (i.e., interest and principal payments), discounted to their present values, after giving effect to all maturity shortening features, such as call or redemption rights. With respect to a variable or floating-rate instrument, duration is adjusted to indicate the price sensitivity of the instrument to changes in the interest rate in effect until the next reset date. For substantially all securities, the duration of a security is equal to or less than its stated maturity.


SHAREHOLDER INFORMATION

     Determination of Net Asset Value. The Fund determines the price per share (or NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. The price per share for the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities, dividing by the number of shares outstanding and rounding to the nearest cent.

     Ordinarily, the Fund values each portfolio security based upon the last reported sales price or other market quotation for the security in the market in which the security principally trades. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Fund will use the security's fair value, as determined in accordance with procedures approved by the Board of Trustees. Debt obligation securities maturing within 60 days of the valuation date are valued at amortized cost.



     Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Purchase orders received by 12:00 p.m. ET will receive the NAV next determined after the receipt of the purchase and the dividend declared on the date of purchase. Purchases received after 12:00 p.m. ET and before the close of business will receive the NAV for the date of purchase and receive the dividends declared the following business day.



     The minimum initial investment in the Fund is $5 million, although the Adviser may waive the minimum in its discretion. Holdings of all customer accounts of each Intermediary shall be aggregated for the purpose of determining these account balances. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) received by the Fund on the trade date of the purchase regardless of whether the trade receives the dividend declared for that date before the order will be accepted. The Fund reserves the right to cease accepting investments at any time or to reject any investment order.


                                PURCHASING SHARES

BY MAIL:

     An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:


   SS Institutional Tax Free Limited Duration Bond Fund



   P.O. Box 13515



   Denver, CO 80202





BY TELEPHONE/FAX:


     An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (303) 825-2575. Call the Fund at (866) 392-0869 between the hours of 9:00 a.m. ET and 8:00 p.m. ET to:


- confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

-    request your new account number (initial purchases only),

-    confirm the amount being wired and wiring bank,

- confirm the name and number of the contact person in connection with the order at the wiring bank, and

- receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),

For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:


          State Street Bank & Trust Co.

          One Lincoln Street
          Boston, MA 02111

          ABA# 011000028
          DDA# 0015-755-2

          Account Name: SS Institutional Tax Free Limited Duration Bond Fund

          Ref: Shareholder Account #
          Ref: Shareholder Name

You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

     In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.


     Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. Redemption requests must be received prior to 4:00 p.m. ET on a business day to be effective on the date received. Payments of redemption proceeds ordinarily will be sent the next business day The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.



     If you are redeeming some, but not all, of your shares, your remaining account balance should be above $1,000,000 and subsequent purchases of shares of the Fund may be rejected unless, after such purchase, your account balance will be at or greater than $1,000,000. A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify or waive its minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity. Notification will be sent to the shareholder and the shareholder will be given 60 days to increase the balance to the required minimum or the account may be closed.


                              HOW TO REDEEM SHARES


      BY MAIL        Send a signed letter to:
                        SS Institutional Tax Free Limited Duration Bond Fund
                        P.O. Box 13515
                        Denver, CO 80202

                     The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances. See
                     "Signature Guarantees" below.

   BY TELEPHONE      (866) 392-0869
   BETWEEN THE
HOURS OF 9:00 A.M.
    AND 8 P.M.
   EASTERN TIME


The Fund will need the following information to process your redemption request:

     -    name(s) of account owners;

     -    account number(s);

     -    the name of the Fund;

     -    your daytime telephone number; and

     -    the dollar amount, percentage or number of shares being redeemed.


     On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares, except the 9:00 a.m. ET beginning time.


     Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

     -    Your account address has changed within the last 10 business days.

     -    A wire is being made payable to someone other than the account owner.

     - Redemption proceeds are being transferred to an account with a different registration.

     - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

     -    Other unusual situations as determined by the Fund's transfer agent.

     The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.


     About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via its web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access, please see the website at https://www.sttfunds.com. Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.


     The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

     The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

     The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

     The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12B-1) PLAN

     The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES



     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.


DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.


     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications.



     Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax, but may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. If you receive Social Security benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of your benefits. Distributions of the Fund's income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. The Fund may also invest a portion of its assets in securities that generate income subject to federal and state taxes.



     Gains realized by the Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011; however, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price you paid). Distributions are taxable whether you receive them in cash or reinvest them in additional shares.


     Any gains resulting from the sale or exchange of your shares will generally also be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

For more information about STATE STREET INSTITUTIONAL TAX FREE LIMITED DURATION BOND FUND:


     The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


     The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (866) 392-0869.


     Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   State Street Institutional Investment Trust

                   P.O. Box 5049, Boston, Massachusetts 02206


              STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND



                        Prospectus Dated February 7, 2007


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


AN INVESTMENT IN THE STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


The State Street Institutional Tax Free Money Market Fund seeks to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value. There is no guarantee the Fund will be able to maintain a stable net asset value per share.

INTRODUCTION


     The State Street Institutional Tax Free Money Market Fund (the "Fund") is a mutual fund whose investment objective is to seek to maximize current income, exempt from federal income taxes, to the extent consistent with the preservation of capital and liquidity. The Fund is a series of the State Street Institutional Investment Trust (the "Trust"), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. SSgA Funds Management, Inc. (the "Adviser"), a subsidiary of State Street Corporation, is the investment adviser to the Fund.


PRINCIPAL INVESTMENT STRATEGIES


     The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the State Street Tax Free Money Market Portfolio (the "Portfolio") of State Street Master Funds, which has the same investment objective as, and investment policies that are substantially similar to those of, the Fund. The Adviser is the investment adviser to the Portfolio. In reviewing the investment objective and strategies of the Fund below, you should assume that the investment objective and strategies of the Portfolio are the same in all material respects as those of the Fund and that, so long as the Fund has invested its assets in the Portfolio, the descriptions below of the Fund's investment strategies and risks should be read as also applicable to the Portfolio.



     The Fund has a fundamental policy of investing at least 80% of its net assets under normal market conditions in municipal securities, the interest from which is, in the opinion of bond counsel, exempt from federal income tax, including the alternative minimum tax. These securities are issued by states, municipalities and their political subdivisions and agencies, instrumentalities and other governmental units, and certain territories and possessions of the United States. Investments may include general obligation bonds and notes, revenue bonds and notes, commercial paper, private placements, tender option bonds, private activity bonds, industrial development bonds and municipal lease contracts. Securities purchased may bear fixed, variable or floating rates of interest or may be zero coupon securities. The Fund may buy or sell securities on a when-issued or forward commitment basis.



     The Fund may invest up to 20% of its assets in federally taxable money market instruments including securities issued by or guaranteed by the US government or its agencies or instrumentalities, certificates of deposit, commercial paper and repurchase agreements.



PRINCIPAL RISKS OF INVESTING IN THE FUND



     - Credit/Default Risk. Credit/default risk is the risk that an issuer or guarantor of a fixed-income security held by the Fund may default on its obligation



     - Interest Rate Risk. Interest rate increases can cause prices of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.



     - Liquidity Risk. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities during periods when the Adviser would otherwise have sold them. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. Illiquid securities may be more difficult to value than other securities.











     - Master/Feeder Structure Risk. Unlike a traditional mutual fund that invests directly in securities, the Fund that operates in a master/feeder structure pursues its objective by investing substantially all of its assets in another mutual fund (referred to as a "master fund") with substantially the same investment objectives, policies and restrictions as the Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its objective. The ability of the master fund to meet its objective may be adversely affected by the purchase and redemption activities of other investors in the master fund. The Adviser of the Fund may also serve as investment adviser to the master fund. Therefore, conflicts may arise as these persons fulfill their fiduciary responsibilities to the funds and the master fund. If a situation arises that may result in a conflict, the Trustees and officers of the funds will carefully analyze the situation and take all necessary steps to minimize or eliminate the potential conflicts.

     - Money Market Risk. The risk that the Fund will not be able to maintain a NAV per share of $1.00 at all times. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


     - Municipal Obligations Risk. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. These investments may be more adversely impacted by changes in tax rates and policies than taxable investments. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund's ability to acquire and dispose of municipal securities at desirable yield and price levels. For instance, legislative proposals are introduced from time to time to restrict or eliminate the federal income tax exemption for municipal obligations interest. If such legislation is adopted, the Board of Trustees may re-evaluate the Fund's investment objective and may submit possible changes in the structure of the fund to its shareholders if shareholder approval is required. Municipal obligations include revenue obligations. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. The Fund's policy to invest in municipal debt obligations will subject the Fund to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration, to a greater extent than if the fund were able to invest in all types of debt obligations. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance of the taxation supporting the project or asset or the inability to collect revenues for the project. If the Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interests from the security could become taxable and the security could decline in value. Municipal obligations may also be subject to call risk and extension risk.



     - New Fund Risk. Neither the Fund nor the master fund may grow to or maintain an economically viable size, in which case management of the Fund or the master fund may determine to liquidate the Fund or the master fund at a time that may not be opportune for shareholders.


          TEMPORARY DEFENSIVE POSITION


     - Defensive Strategies. From time to time, for temporary defensive purposes, the Fund may invest in taxable short-term investments. Dividends paid by the Fund that are attributable to income earned by the Fund from these instruments will be taxable to investors. This temporary defensive strategy may be inconsistent with the Fund's principal investment strategy and the Fund may not achieve its investment objective.


PERFORMANCE INFORMATION

     Performance information for the Fund has been omitted because the Fund has not been in operation for a full calendar year as of the date of this Prospectus.

FEES AND EXPENSES

     The following table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder in the Portfolio, the Fund bears its ratable share of the Portfolio's expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. The table and the Example reflect the estimated expenses of both the Fund and the Portfolio.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)


Management Fees*                        0.10%
Distribution (12b-1) Fees               0.05%
Other Expenses**                        0.23%
                                       -----
Total Annual Fund Operating Expenses    0.38%
Less Waivers and Reimbursements***     (0.18)%
                                       -----
Net Expenses***                         0.20%
                                       -----



* This fee is the investment advisory fee paid by the Portfolio to the Adviser and represents the estimated total annual net operating expenses of the Portfolio. The Adviser has contractually agreed to waive fees and/or reimburse expenses of the Portfolio to keep the total annual operating expenses of the Portfolio at 0.10% through April 30, 2008. Without the effects of such contractual limitation, the total annual operating expenses of the Portfolio would be higher.


**   Other Expenses are estimated for the current fiscal year.


*** The Adviser has contractually agreed to limit the Fund's total annual operating expenses (not including the pass-through expenses of the Portfolio) to 0.10% (on an annualized basis) of the Fund's average daily net assets until April 30, 2008.



Example: This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that the Adviser's contractual expense limitation is in effect for year one. Although your actual costs may be higher or lower, based on these assumptions yours costs would be:



1 year   3 years
------   -------
  $20      $96


MANAGEMENT AND ORGANIZATION

     The Fund and the Portfolio. The Trust is an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000. The Fund is a separate diversified series of the Trust. The Portfolio in which the Fund invests is managed under the general oversight of the Board of Trustees of State Street Master Funds. SSgA Funds Management, Inc., a subsidiary of State Street Corporation, serves as the investment adviser for the Portfolio.

     The Trust's Board of Trustees is responsible for generally overseeing the investments of the Fund's shares. If the Adviser were to invest the Fund's assets directly, it would, subject to such policies as the Board of Trustees may determine, furnish a continuing investment program for the Fund and make investment decisions on its behalf.


     The Adviser. State Street Global Advisors ("SSgA") is the investment management group of State Street Corporation and includes the Adviser. SSgA is the world's largest institutional money manager, and uses quantitative and traditional techniques to manage more than $1.7 trillion in assets as of December 31, 2006 in investment programs and portfolios for institutional and individual investors. The Adviser is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended ("Advisers Act") and serves as the adviser or sub-adviser for most of the U.S. registered investment company clients of SSgA. It had approximately $122 billion in assets under management at December 31, 2006. The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly, at the annual rate of 0.10% of the Fund's average daily net assets, in the event that the Fund were to cease investing substantially all of its assets in the Portfolio. The Adviser does not receive any fees from the Fund under that agreement so long as the Fund continues to invest substantially all of its assets in the Portfolio or in another investment company.


     The Adviser places all orders for purchases and sales of the Fund's (or the underlying Portfolio's) investments. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished to it and its affiliates. Affiliates of the Adviser may receive brokerage commissions from the Fund or Portfolio in accordance with procedures adopted by the Board of Trustees under the Investment Company Act of 1940, as amended (the "1940 Act"), which require periodic review of these transactions.

     The basis for the Board of Trustees approving the Fund's investment advisory agreement with the Adviser will be discussed in the Fund's Semi-Annual Report or Annual Report for the first semi-annual period after the Fund commences operations.

     The Adviser's principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

     The Administrator and Custodian. State Street Bank and Trust Company ("State Street"), a subsidiary of State Street Corporation, is the administrator and custodian.


     The Transfer and Dividend Disbursing Agent. ALPS Fund Services, Inc. is the transfer and dividend disbursing agent.



ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND
RISKS



     The investment objective of the Fund as stated above is fundamental which means that it may not be changed without shareholder approval. The investment policies described below reflect the Fund's current practices. In addition to the principal risks explained above, other risks are explained in some of the descriptions of the investment policies below:



     Eligible Securities. Money market funds invest in securities which qualify as "eligible" securities under the SEC rules applicable to money market mutual funds. At the time of acquisition, the Adviser will have determined that these eligible securities present minimal credit risk. In general, eligible securities include securities that: (1) are rated in one of the two highest short-term rating categories by at least two Nationally Recognized Statistical Rating Organizations (NRSRO); (2) are rated by one NRSRO, if only one rating service has rated the security; or (3) if unrated, are of comparable quality, as determined by the Adviser in accordance with procedures established by the Board of Trustees.


     Portfolio Maturity. A money market fund must limit its investments to securities with remaining maturities determined in accordance with applicable SEC regulations and must maintain a dollar-weighted average maturity of 90 days or less. The Fund expects normally to hold many portfolio instruments to maturity, but may dispose of them prior to maturity if the Adviser finds it advantageous or necessary. Investing in short-term money market instruments will result in high portfolio turnover.



     Municipal Securities. Municipal securities may be issued to obtain funds to be used for various public purposes, including general purpose financing for state and local governments, refunding outstanding obligations, and financings for specific projects or public facilities. General obligations are backed by the full faith and credit of the issuer. These securities include, for example, tax anticipation notes, bond anticipation notes and general obligation bonds. Revenue obligations are generally backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Private activity and industrial development bonds are dependent on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental users, and the user, rather than the municipality, assumes the credit risk. A municipal bond, like a bond issued by a corporation or the US government, obligates the obligor on the bond to pay the bondholder a fixed or variable amount of interest periodically, and to repay the principal value of the bond on a specific maturity date. Municipal notes are short-term instruments which are issued and sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.


     Some municipal securities are insured by private insurance companies, while others may be supported by letters of credit furnished by domestic or foreign banks. In determining the credit quality of insured or letter of credit backed securities, the Adviser reviews the financial condition and creditworthiness of such parties including insurance companies, banks and corporations.

     Unlike most other bonds, however, municipal bonds pay interest that is exempt from federal income taxes and, in some cases, also from state and local taxes. Municipal bonds, and municipal bond funds, can therefore be advantageous to investors in higher tax brackets. However, because the interest is tax-exempt, municipal bond yields typically are lower than yields on taxable bonds and bond funds with comparable maturity ranges.

     Tax Exempt Commercial Paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Fund will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service.


     Variable and Floating Rate Securities. The Fund may purchase variable rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equity to the period remaining until the next readjustment of the interest rate. The Fund may also purchase floating rate securities. A floating rate security generally provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations.


SHAREHOLDER INFORMATION


     Determination of Net Asset Value. The Fund seeks to maintain a stable $1.00 per share net asset value ("NAV"). The Fund determines the price per share (or
NAV) each business day as of the close of the regular trading session of the New York Stock Exchange (the "NYSE"), which is ordinarily 4:00 p.m. ET. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran's Day. On these holidays, you will not be able to purchase shares by wiring federal funds because the federal funds wiring does not occur on these holidays. Notwithstanding the foregoing provisions, the Fund reserves the right to accept orders to purchase or redeem shares on any day that is not a business day and the Federal Reserve or National Securities Clearing Corporation remains open. Also, the Fund may designate special hours of operation on any such day. In the event that the Fund invokes the right to accept orders to purchase or redeem shares on any day that is not a business day or adopt special hours of operation, the Fund will post advance notice of these events at https://www.sttfunds.com. The Fund determines its net asset value per share at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act of 1940



     Purchasing Shares. Investors pay no sales load to invest in the Fund. The price for Fund shares is the NAV per share. Orders will be priced at the NAV next calculated after the order is accepted by the Fund. Purchase orders in good form (described below) must be received by the Fund prior to 12:00 p.m. ET to be effective on the date received and earn that day's declared dividend. Orders received by the Fund after 12:00 p.m. ET will receive that day's net asset value but will not earn the dividends declared on the date of purchase. Dividends will be earned beginning the next business day. If an order is received on a non-business day or after 12:00 p.m. ET, the order will be effective on the next business day.



     The Fund requires a minimum initial investment of $10,000,000 and a minimum continuing balance of $1,000,000, although the Advisor may waive the certain minimum account balance (See "Redemption of Shares" below). Holding of all customer accounts of each Intermediary shall be aggregated for the purposes of determining these account balances ("Select Intermediary Account"). If the Select Intermediary Account balance has fallen below $1,000,000 as a result of shareholder redemptions, subsequent purchases of shares of the Fund may at the discretion of the Fund or Distributor be rejected unless, after such purchase, the accrued balance of the Select Intermediary Account will be at least $1,000,000. Notification will be sent which will give shareholders 60 days' notice that the account may closed unless investment is made to increase the Select Intermediary Account's balance to the required minimum. There is no minimum subsequent investment, except in relation to maintaining certain minimum account balances (See "Redeeming Shares" below). The Fund intends to be as fully invested as is practicable; therefore, investments must be made in Federal Funds (i.e., monies credited to the account of the Fund's custodian bank by a Federal Reserve Bank) received by the Fund before the order will be accepted. The Fund reserves the right to cease accepting investments at any time or to reject any investment order.


                                PURCHASING SHARES

BY MAIL:

     An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, sent to:


     SS Institutional Tax Free Money Market Fund



     P.O. Box 13515



     Denver, CO 80202

BY TELEPHONE/FAX:


     An initial investment in the Fund must be preceded or accompanied by a completed, signed Institutional Account Application Form, faxed to (303) 825-2575. Call the Fund at (866) 392-0869 between the hours of 9:00 a.m. ET and 8:00 p.m. ET to:


- confirm receipt of the faxed Institutional Account Application Form (initial purchases only),

-    request your new account number (initial purchases only),

-    confirm the amount being wired and wiring bank,

- confirm the name and number of the contact person in connection with the order at the wiring bank, and

- receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from the Fund),

For your initial investment, send the original, signed Institutional Account Application Form to the address above.

WIRE INSTRUCTIONS:

Instruct your bank to transfer money by Federal Funds wire to:


     State Street Bank & Trust Co.
     One Lincoln Street
     Boston, MA 02111



     ABA# 011000028
     DDA# 0015-755-2
     Account Name: SS Institutional Tax Free Money Market Fund
     Ref: Shareholder Account #
     Ref: Shareholder Name


You will not be able to redeem shares from the account until the original Application has been received. The Fund and its agents are not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

     In accordance with certain federal regulations, the Trust is required to obtain, verify and record information that identifies each entity who applies to open an account. For this reason, when you open (or change ownership) of an account, the Trust will request certain information, including your name, address and taxpayer identification number which will be used to verify your identity. If you are unable to provide sufficient information to verify your identity, the Trust will not open an account for you. As required by law, the Trust may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct. The Trust reserves the right to reject any purchase for any reason, including failure to provide the Trust with information necessary to confirm your identity as required by law.


     Redeeming Shares. An investor may withdraw all or any portion of its investment at the NAV next determined after it submits a withdrawal request, in proper form, to the Fund. If the Fund receives your redemption order prior to 12:00 p.m. ET on a business day, the Fund will generally send payment for your redeemed shares on that day. Otherwise, the Fund will generally send payment for your redeemed shares on the next business day. The Fund reserves the right to pay for redeemed shares within seven days after receiving your redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect the Fund. The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.



     If you are redeeming some, but not all, of your shares, your remaining account balance should be above $1,000,000 and subsequent purchases of shares of the Fund may be rejected unless, after such purchase, your account balance will be at or greater than $10,000,000. A request for a partial redemption by an investor whose account balance is below the minimum amount or a request for partial redemption by an investor that would bring the account below the minimum amount may be treated as a request for a complete redemption of the account. These minimums may be different for investments made through certain financial intermediaries as determined by their policies and may be waived in the Adviser's discretion. The Fund reserves the right to modify or waive its minimum account requirements at any time with or without prior notice. The Fund also reserves the right to involuntarily redeem an investor's account if the investor's account balance falls below the applicable minimum amount due to transaction activity. Shareholders will be notified and given 60 days to increase the balance to the required minimum or the account may be closed.


                              HOW TO REDEEM SHARES

     BY MAIL        Send a signed letter to:
                       SS Institutional Tax Free Money Market Fund
                       P.O. Box 13515
                       Denver, CO 80202

                    The letter should include information necessary to process your request as described below. The Fund may require a signature guarantee in certain circumstances. See "Signature
                    Guarantees" below.

   BY TELEPHONE     (866) 392-0869
      BETWEEN
THE HOURS OF 9:00
 A.M. AND 8 P.M.
   EASTERN TIME


The Fund will need the following information to process your redemption request:

     -    name(s) of account owners;

     -    account number(s);

     -    the name of the Fund;

     -    your daytime telephone number; and

     -    the dollar amount, percentage or number of shares being redeemed.


     On any day that the Fund calculates its NAV earlier than normal, the Fund reserves the right to adjust the times noted above for purchasing and redeeming shares, except the 9:00 a.m. ET beginning time.


     Signature Guarantees. Certain redemption requests must include a signature guarantee for each registered account owner if any of the following apply:

     -    Your account address has changed within the last 10 business days.

     -    A wire is being made payable to someone other than the account owner.

     - Redemption proceeds are being transferred to an account with a different registration.

     - A wire is being sent to a financial institution other than the one that has been established on your Fund account.

     -    Other unusual situations as determined by the Fund's transfer agent.

     The Fund reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

     About Telephone and Internet Transactions. You may choose to access your account 24 hours a day and conduct transactions in the Fund via its web interface secure account access. All shareholder transaction orders via the Internet are processed at the NAV next determined after your transaction order is received in good order. To learn more and sign up for online account access, please see the website at https://www.sttfunds.com. Telephone and Internet transactions are extremely convenient but are not free from risk. Neither the Fund nor the Fund's agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you are responsible for: (i) verifying the accuracy of all data and information transmitted via the Internet or by telephone, (ii) verifying the accuracy of your account statements immediately upon receipt, and (iii) promptly notifying the Fund of any errors or inaccuracies including, without limitation, any errors or inaccuracies relating to shareholder data or information transmitted via the Internet or by telephone. During periods of heavy market activity or other times, it may be difficult to reach the Fund by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.


     The Fund may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares by other means.

     Policies to Prevent Market Timing. Frequent purchases and redemptions of Fund shares may present risks for other shareholders of the Fund, which may include, among other things, interference in the efficient management of the Fund's portfolio, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.

     The Trust's Board of Trustees has adopted policies and procedures designed to detect and prevent inappropriate short-term trading activity that is harmful to the Fund. Because most of the interests in the Fund are held by investors indirectly through one or more financial intermediaries, the Fund does not generally have information about the identity of those investors or about transactions effected by those investors. Rather, the Fund and its service providers periodically review cash inflows and outflows from and to those intermediaries in an attempt to detect inappropriate trading activity by investors holding shares through those intermediaries. The Fund may not be able to determine whether trading by an investor holding shares through a financial intermediary is engaged in trading activity in the Fund's shares that may be harmful to the Fund or its shareholders.

     The Fund reserves the right in its discretion to reject any purchase, in whole or in part including, without limitation, by a person whose trading activity in Fund shares the Adviser believes could be harmful to the Fund. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect performance. There can be no assurance that the Fund, the Adviser or State Street will identify all frequent purchase and sale activity affecting the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

     The Fund's portfolio holdings disclosure policy is described in the Statement of Additional Information.

DISTRIBUTION/SERVICING (RULE 12B-1) PLAN

     The Fund has adopted a distribution plan under which the Fund may compensate its distributor (or others) for services in connection with the distribution of the Fund's shares and for services provided to Fund shareholders. The plan calls for payments at an annual rate (based on average daily net assets) of 0.05%. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

     The Adviser, or an affiliate of the Adviser, out of its own resources, and without additional cost to the Fund and its shareholders, may make additional payments to financial intermediaries (including affiliates of the Adviser) whose client or customer invests in the Fund. Generally, such financial intermediaries may (though they will not necessarily) provide shareholder servicing and support for their customers who purchase shares of the Fund. Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Adviser and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.


DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

     The Fund intends to declare dividends on shares from net investment income daily and have them payable as of the last business day of each month. Distributions from capital gains, if any, will be made annually in December.


     The following discussion is a summary of some important U.S. federal tax considerations generally applicable to investments in the Fund. Your investment in the Fund may have other tax implications.



     Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax, but may be subject to state and local taxes. In addition, an investment in the Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. If you receive Social Security benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Fund may have on the federal taxation of your benefits. Distributions of the Fund's income other than exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as capital gains. The Fund may also invest a portion of its assets in securities that generate income subject to federal and state taxes.



     Gains realized by the Fund on sale or exchange of investments that generate tax-exempt income will be taxable to shareholders. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions of investment income designated by the Fund as derived from "qualified dividend income" are taxed at the rates applicable to long-term capital gain in taxable years beginning before January 1, 2011; however, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price you paid). Distributions are taxable whether you receive them in cash or reinvest them in additional shares.


     Although gains resulting from the sale or exchange of your shares will generally be a taxable event, no gain or loss for a shareholder is anticipated because the Fund seeks to maintain a stable $1.00 per share NAV. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state and local taxes.

For more information about STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET
FUND:


     The Fund's SAI includes additional information about the Fund and is incorporated by reference into this document. Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


     The SAI and the Fund's annual and semi-annual reports will be available, without charge, upon request. Shareholders in the Fund may make inquiries to the Fund to receive such information by calling (866) 392-0869.


     Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available free of charge on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

SSGA FUNDS MANAGEMENT, INC.
STATE STREET FINANCIAL CENTER
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111

The State Street Institutional Investment Trust's Investment Company Act File Number is 811-9819.

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST


                                  P.O. Box 5049


                           Boston, Massachusetts 02206


              STATE STREET INSTITUTIONAL LIMITED DURATION BOND FUND



         STATE STREET INSTITUTIONAL TAX FREE LIMITED DURATION BOND FUND



              STATE STREET INSTITUTIONAL TAX FREE MONEY MARKET FUND



                       STATEMENT OF ADDITIONAL INFORMATION



                                February 7, 2007



     This Statement of Additional Information ("SAI") dated February 7, 2007 relates to the prospectuses dated February 7, 2007 (the "Prospectuses") for the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and the State Street Institutional Tax-Free Money Market Fund.



     The SAI is not a prospectus and should be read in conjunction with the Prospectuses. A copy of a Prospectus can be obtained free of charge by calling
(866) 392-0869 or by written request to the Trust at One Lincoln Street, Boston, Massachusetts 02111.



     A copy of the Trust's annual report with respect to the Funds will be made available, without charge, upon request, by calling (866) 392-0869 or by written request to the Trust at One Lincoln Street, Boston, Massachusetts 021111.

TABLE OF CONTENTS


Trust History.............................................................     3
Description of the Funds and Their Investments and Risks..................     3
Additional Investments and Risks..........................................     3
Management of the Trust...................................................    16
Proxy Voting Procedures...................................................    19
Control Persons and Principal Holders of Securities.......................    19
Investment Advisory and Other Services....................................    19
Brokerage Allocation and Other Practices..................................    21
Capital Stock and Other Securities........................................    22
Purchase, Redemption and Pricing of Shares................................    22
Taxation of the Funds.....................................................    23
Underwriter...............................................................    26
Other Information.........................................................    28
Financial Statements......................................................    29
Appendix A - Ratings of Debt Instruments..................................   A-1
Appendix B - Trust's Proxy Voting Procedures..............................   B-1
Appendix C - Adviser's Proxy Voting Procedures............................   C-1

TRUST HISTORY

     The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on February 16, 2000.

     The Trust is an open-end management investment company. The Trust contains the following series:


          -    State Street Equity 500 Index Fund;



          -    State Street Equity 400 Index Fund;



          -    State Street Equity 2000 Index Fund;



          -    State Street Aggregate Bond Index Fund;


          -    State Street Institutional Liquid Reserves Fund;

          -    State Street U.S. Government Money Market Fund;


          - State Street Institutional Limited Duration Bond Fund ("Limited Duration Bond Fund");



          - State Street Institutional Tax Free Limited Duration Bond Fund ("Tax Free Limited Duration Bond Fund"); and


          - State Street Institutional Tax-Free Money Market Fund ("Tax-Free Money Market Fund").


     This SAI relates only to the Limited Duration Bond Fund, Tax Free Limited Duration Bond Fund and Tax-Free Money Market Fund (each, a "Fund" and collectively, the "Funds"). The Tax Free Limited Duration Bond Fund and Tax-Free Money Market Fund may be referred to in this SAI as the "Tax-Free Funds." The Limited Duration Bond Fund and the Tax Free Limited Duration Bond Fund may be referred to in this SAI as the "Limited Duration Bond Funds." The other series of the Trust are offered via separate Prospectuses and SAI.


DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

     Each Fund's Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest. In addition to the principal investment strategies and the principal risks of the Fund described in the Fund's Prospectus, a Fund may employ other investment practices and may be subject to additional risks, which are described below.


     Each Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a corresponding portfolio (each, a "Portfolio") of the State Street Master Funds ("Master Trust"), a separately registered management investment company, that has the same investment objective as, and investment policies that are substantially similar to those of, each applicable Fund. In reviewing the additional investments and risks of the Funds below, you should assume that the additional investments and risks of the corresponding Portfolio are the same in all material respects as those of the Fund (and that, at times when a Fund has invested its assets in a Portfolio, the descriptions below of the Fund's additional investments and risks should be read as also applicable to the Portfolio). There is no assurance that a Fund will achieve its investment objective.


ADDITIONAL INVESTMENTS AND RISKS

     To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques.


Credit Default Swaps



     The Limited Duration Bond Fund may enter into credit default swap transactions. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," make periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.



     As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the reference issuer. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.



     The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party reference issuer. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.



     The use of credit default swaps, like all swap agreements, is subject to certain risks. If a counterparty's creditworthiness declines, the value of the swap would likely decline because of the heightened risk that the counterparty may be unable to satisfy its payment obligations (particularly if the counterparty was the protection seller under the credit default swap contract). In addition, there is no guarantee that the Fund can eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.














Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs")


     The Limited Duration Bond Fund may invest in ECDs, ETDs and YCDs. ECDs and ETDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks and foreign banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.


     Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements. Obligations of foreign issuers also involve risks such as future unfavorable political and economic developments, withholding tax, seizures of foreign deposits, currency controls, interest limitations, and other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment.

Forward Commitments


     Each Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price.



     Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Fund may dispose of a commitment prior to settlement if Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.



Futures Contracts and Related Options



     The Limited Duration Bond Fund may enter into futures contracts on securities in which it may invest and may purchase and write call and put options on such contracts.



     A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.



     Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.



     No price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with the broker an amount of liquid assets, to serve as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Futures contracts also involve brokerage costs.



     The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a pool operator under the CEA.



     Options on futures contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in an futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.



     As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.



     The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.



     Risks of transactions in futures contracts and related options. Successful use of futures contracts by the Fund is subject to the Adviser's ability to predict movements in various factors affecting financial markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.



     The use of options and futures strategies involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge. The successful use of these strategies further depends on the ability of the Adviser to forecast interest rates and market movements correctly.



     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.



     To reduce or eliminate a position held by the Fund, the Fund may seek to close out such a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would likely continue to be exercisable in accordance with their terms.



     U.S. Treasury security futures contracts and options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.



     Successful use of U.S. Treasury security futures contracts by the Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.



     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.














Interest Rate Swaps

     The Limited Duration Bond Fund may enter into interest rate swap transactions with respect to any security it is entitled to hold. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. For example, the Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.


Illiquid Securities


     Each Fund may invest in illiquid securities. Each of the Limited Duration Bond Funds will invest no more than 15% of its net assets, and the Tax-Free Money Market Fund will invest no more than 10% of its net assets, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.



Mortgage-Backed and Asset-Backed Securities



     The Limited Duration Bond Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.



     Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return the adviser expected.



     Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund. Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.



     CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.



     Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.



     Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.



     The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.














Municipal and Municipal-Related Securities

     The Tax-Free Funds may invest in municipal and municipal-related securities, as set forth below. Municipal obligations are affected by economic, business or political developments. These securities may be subject to provisions of litigation, bankruptcy and other laws affecting the rights and remedies of creditors, or may become subject to future laws extending the time for payment of principal and/or interest, or limiting the rights of municipalities to levy taxes. The Tax-Free Funds may be more adversely impacted by changes in tax rates and policies than other funds. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal income tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Tax-Free Funds ability to acquire and dispose of municipal securities at desirable yield and price levels. Concentration of a Tax-Free Fund's investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

     Auction Rate Securities

     Auction rate municipal securities permit the holder to sell the securities in an auction at par value at specified intervals. The dividend or interest is typically reset by "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. A Fund will take the time remaining until the next scheduled auction date into account for purposes of determining the securities' duration.

     Industrial Development and Private Activity Bonds

     Industrial development bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; ports and airport facilities; colleges and universities; and hospitals. The principal security for these bonds is generally the net revenues derived from a particular facility, group of facilities, or in some cases, the proceeds of a special excise tax or other specific revenue sources. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability without obligation to make up deficiencies in the debt service reserve fund.

     Private activity bonds are considered municipal securities if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the value of any real or personal property pledged as security for such payment. As noted in each Tax-Free Fund's Prospectus and discussed below under "Taxation of the Funds," interest income on these bonds may be an item of tax preference subject to federal alternative minimum tax for individuals and corporations.

     Insured Municipal Securities

     Insured municipal securities are those for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance entitles a fund to receive only the face or par value of the securities held by the fund, but the ability to be paid is limited to the claims paying ability of the insurer. The insurance does not guarantee the market value of the municipal securities or the net asset value of a fund's shares. Insurers are selected based upon the diversification of its portfolio and the strength of the management team which contributes to the claims paying ability of the entity. However, the Adviser selects securities based upon the underlying credit with bond insurance viewed as an enhancement only. The Adviser's objective is to have an enhancement that provides additional liquidity to insulate against volatility in changing markets.

     Municipal Leases

     The Tax-Free Funds may purchase participation interests in municipal obligations, including municipal lease/purchase agreements. Municipal leases are an undivided interest in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. Certain participation interests may permit a Fund to demand payment on not more than seven days' notice, for all or any part of the fund's interest, plus accrued interest.

     Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Some leases or contracts include "non-appropriation" clauses, which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce these risks, the Tax-Free Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by a letter of credit or guarantee of a bank.

     Whether a municipal lease agreement will be considered illiquid for the purpose of a Fund's restriction on investments in illiquid securities will be determined in accordance with procedures established by the Board of Trustees.

     Municipal Securities

     Municipal securities may bear fixed, floating or variable rates of interest or may be zero coupon securities. Municipal securities are generally of two types: general obligations and revenue obligations. General obligations are backed by the full faith and credit of the issuer. These securities include tax anticipation notes, bond anticipation notes, general obligation bonds and commercial paper. Revenue obligations are backed by the revenues generated from a specific project or facility and include industrial development bonds and private activity bonds. Tax anticipation notes are issued to finance working capital needs of municipalities and are generally issued in anticipation of future tax revenues. Bond anticipation notes are issued in expectation of the issuer obtaining longer-term financing.

     Pre-Refunded Municipal Securities

     The interest and principal payments on pre-refunded municipal securities are typically paid from the cash flow generated from an escrow fund consisting of U.S. Government securities. These payments have been "pre-refunded" using the escrow fund.

     Tender Option Bonds

     A tender option is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. Subject to applicable regulatory requirements, the Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying obligation, any custodian and the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal obligation and for other reasons.


Purchase of Other Investment Company Shares















     Each Fund may, to the extent permitted under the Investment Company of 1940, as amended (the "1940 Act") and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to the Fund's.


Repurchase Agreements

     Each Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

Reverse Repurchase Agreements


     The Limited Duration Bond Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." In substance, a reverse repurchase agreement is a borrowing for which the Fund provides securities as collateral. Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Cash or liquid high-quality debt obligations from the Fund's portfolio equal in value to the repurchase price including any accrued interest will be segregated by the Fund's custodian on the Fund's records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements also involve a risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.


Section 4(2) Commercial Paper


     The Limited Duration Bond Fund may also invest in commercial paper issued in reliance on the private placement exemption from registration afforded by
Section 4(2) of the Securities Act of 1933, as amended ("1933 Act") ("Section 4(2) paper").


     Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper.

     Section 4(2) paper will not be subject to the Enhanced Cash Fund's percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board of Trustees) determines that a liquid trading market exists. There can be no assurance that a liquid trading market will exist at any time for Section 4(2) paper.

Tax Exempt Commercial Paper

     The Tax-Free Funds may invest in tax exempt commercial paper. Tax exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is typically issued to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The Tax-Free Funds will only invest in commercial paper rated at the time of purchase not less than Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Rating Group or F-1 by Fitch's Investor Service. See Appendix A for more information on the ratings of debt instruments.

Total Return Swaps


     The Limited Duration Bond Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security. The Fund's return on a swap will depend on the ability of its counterparty to perform its obligations under the swap.


Treasury Inflation-Protection Securities

     The Limited Duration Bond Fund may invest in Inflation-Protection Securities ("IPS"), a type of inflation-indexed Treasury security. IPS typically provide for semiannual payments of interest and a payment of principal at maturity. In general, each payment will be adjusted to take into account any inflation or deflation that occurs between the issue date of the security and the payment date based on the Consumer Price Index for All Urban Consumers ("CPI-U").


     Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

     IPS also provide for an additional payment (a "minimum guarantee payment") at maturity if the security's inflation-adjusted principal amount for the maturity date is less than the security's principal amount at issuance. The amount of the additional payment will equal the excess of the security's principal amount at issuance over the security's inflation-adjusted principal amount for the maturity date.

U.S. Government Securities

     Each Fund may purchase U.S. government securities. The types of U.S. government obligations in which each Fund may at times invest include: (1) a variety of U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government agency or instrumentality, or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Asian-American Development Bank, International Bank for Reconstruction and Development and Federal National Mortgage Association). No assurance can be given that in the future the U.S. government will provide financial support to such U.S. government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law.

Variable Amount Master Demand Notes


     The Limited Duration Bond Funds may invest in variable amount master demand notes which are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula. Generally, changes in interest rates will have a smaller effect on the market value of these securities than on the market value of comparable fixed income obligations. Thus, investing in these securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. There may be no active secondary market with respect to a particular variable rate instrument.


Variable and Floating Rate Securities

     The Funds may invest in variable and floating rate securities. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. The terms of Floating Rate Securities provide for the automatic adjustment of an interest rate whenever a specified interest rate changes. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities. The Limited Duration Bond Fund may also invest in Funding Agreements, which are privately placed, unregistered obligations negotiated with a purchaser.


When-Issued Securities

     Each Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Fund until settlement takes place. The Fund segregates liquid securities in an amount at least equal to these commitments. For the purpose of determining the adequacy of these securities, the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on the Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund. When entering into a when-issued transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. The Funds will not invest more than 25% of their respective net assets in when-issued securities.

     Securities purchased on a when-issued basis and held by a Fund are subject to changes in market value based upon the public's perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates -- i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value ("NAV").

     When payment for when-issued securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

Zero Coupon Securities

     The Funds may invest in zero coupon securities. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts. Generally, changes in interest rates will have a greater impact on the market value of a zero coupon security than on the market value of the comparable securities that pay interest periodically during the life of the instrument.

     Because a Fund accrues income from zero coupon securities without receiving regular interest payments in cash, the fund may be required to sell portfolio securities in order to pay a dividend depending, among other things, upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the fund. Investing in these securities might also force a Fund to sell portfolio securities to maintain portfolio liquidity.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make regular distributions of interest


     The Limited Duration Bond Fund may invest no more than 25% of its total assets in stripped securities that have been stripped by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons and resold them in custodian receipt programs with different names such as Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). Privately-issued stripped securities such as TIGRS and CATS are not themselves guaranteed by the U.S. government, but the future payment of principal or interest on U.S. Treasury obligations which they represent is so guaranteed.

Investment Restrictions

     The Portfolios in which the Funds invest each have substantially the same investment restrictions as their corresponding Funds. In reviewing the description of a Fund's investment restrictions below, you should assume that the investment restrictions of the corresponding Portfolio are the same in all material respects as those of the Fund.


The Trust has also adopted the following fundamental investment restrictions, which, with respect to the Funds, may not be changed without the approval of a majority of the outstanding voting securities of the respective Fund. The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.



     Each Fund will not:



     (1) issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.



     Note: The 1940 Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below).



     (2) borrow money, except to the extent permitted by applicable law from time to time, or purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets;



     Note: The 1940 Act currently permits an open-end investment company to borrow money from a bank (including by entering into reverse repurchase agreements) so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.



     (3) act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws



     (4)(i) as to 75% of its total assets, purchase any security (other than U.S. Government securities and securities of other investment companies), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of such issuer, or



     (ii) purchase any security (other than securities of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry; there is no limit on the Tax Free Funds' investments in municipal securities (for purposes of this investment restriction, investment companies are not considered to be part of any industry);



     (5) make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;



     (6) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI at the time; and



     (7) purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).




















     To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders. If a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

     All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this Statement or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

Disclosure of Portfolio Holdings

Introduction

     Each Fund currently invests all of its assets in a related Portfolio, each of which is a series of the Master Trust, that has the same investment objectives and substantially the same investment policies as the relevant Fund. The Master Trust and the Trust, on behalf of each of their series (collectively, the "Trusts"), have adopted a joint portfolio holdings disclosure policy (the "Policy").

     The Trusts disclose to the general public the complete schedule of portfolio holdings of their respective Portfolios or Funds for the second and fourth fiscal quarters on Form N-CSR, and for the first and third fiscal quarters on Form N-Q, within 60 days of the end of the respective quarter, by filing the applicable Form with the Securities and Exchange Commission (the "SEC").

General Policy

     In general, the Policy provides that portfolio holdings may be disclosed by the Trusts on a selective basis only by an officer of the Trusts or a member of the Adviser's compliance department ("Authorizing Officer") where it is determined that (i) there is a legitimate business purpose for the information,
(ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Adviser, the Fund's underwriter and their affiliates on the other. For example, an Authorizing Officer may inquire whether a portfolio manager of a Fund has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the portfolio manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be evaluated by the Authorizing Officer in the best interests of shareholders.

     The Policy provides that portfolio holdings information for the Funds may be made available more frequently and prior to its public availability in accordance with the foregoing to:

     1. Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to the Funds. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an Unaffiliated Service Provider varies and may be as frequent as daily, with no time delay. In general, the Funds' contractual arrangements with Unaffiliated Service Providers subject them to a duty of confidentiality. Each of the Funds' Unaffiliated Service Providers as of the date of this SAI for which the Funds may provide portfolio holdings information is identified in the Funds' Prospectus and this SAI; in addition, Bowne, Inc. (financial printer) is an Unaffiliated Service Provider.

     2. Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Funds. The table below sets forth the names of those organizations as of the date of this SAI to whom the Funds (or the Master Trust on behalf of the Funds) may provide portfolio holdings information on a monthly or quarterly basis within one to ten business days after the end of the period:

                    NAME

                    Bloomberg L.P.
                    Lipper Analytical Services
                    Moody's Investors Service
                    Morningstar, Inc.
                    Standard & Poor's Ratings Services
                    Thomson Financial

     3. Fund Affiliates and Fiduciaries. Various firms, such as (1) the Adviser, State Street Bank and Trust Company ("State Street") and its affiliates (in their capacities as administrator, transfer agent and custodian) and the distributor to a Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the Adviser, an affiliate of the Adviser, or a Fund. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the time delay, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, is determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag.

     4. As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body (including, without limitation, filings by the Adviser and its affiliates on Schedules 13D, 13G and 13F), (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or
          (4) as required by court order.

     5. Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Trust's officers, which will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

Prohibitions on Disclosure of Portfolio Holdings

     The Policy provides that portfolio managers and other senior officers or spokespersons of the Adviser, State Street or the Trusts may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with the Policy. For example, the Adviser may indicate that a Fund owns XYZ Company only if the Fund's ownership of such company has previously been publicly disclosed.

Additional Matters

     None of the Funds, the Adviser, State Street or any other party may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Trust's Board of

Trustees has approved the Policy, and will review any material changes to the Policy, and will periodically review persons or entities receiving non-public disclosure.

MANAGEMENT OF THE TRUST


     The Trustees are responsible for generally overseeing the Trust's business. The following table provides biographical information with respect to each Trustee and officer of the Trust. As of December 31, 2006, none of the Trustees were considered to be an "interested person" of the Trust, as that term is defined in the 1940 Act (the "Independent Trustees").



                                                                                               NUMBER OF
                                                                                                FUNDS IN
                                                                                                  FUND
NAME, ADDRESS,                 POSITION(S)   TERM OF OFFICE                                   COMPLEX (1)       OTHER
AND DATE OF BIRTH               HELD WITH     AND LENGTH OF        PRINCIPAL OCCUPATION       OVERSEEN BY   DIRECTORSHIPS
("DOB")                           TRUST        TIME SERVED        DURING PAST FIVE YEARS        TRUSTEE    HELD BY TRUSTEE
-----------------              -----------   --------------       ----------------------      -----------  ---------------
INDEPENDENT TRUSTEES

Michael F. Holland             Trustee and  Term:             Chairman, Holland & Company     18           Trustee, State
Holland & Company, LLC         Chairman of  Indefinite        L.L.C. (investment adviser)                  Street Master
375 Park Avenue                the Board                      (1995 - present).                            Funds;
New York, NY 10152                          Elected: 7/99                                                  Director, the
                                                                                                           Holland Series
DOB: July 7, 1944                                                                                          Fund, Inc.;
                                                                                                           Director, The
                                                                                                           China Fund,
                                                                                                           Inc.; Trustee,
                                                                                                           Scottish
                                                                                                           Widows
                                                                                                           Investment
                                                                                                           Partnership
                                                                                                           Trust

William L. Boyan               Trustee      Term:             Trustee of Old Mutual South     18           Trustee,
State Street Master                         Indefinite        Africa Master Trust                          State Street
Funds                                                         (investments) (1995 -                        Master Funds;
P.O. Box 5049                               Elected: 7/99     present); Chairman emeritus,                 and Trustee,
Boston, MA 02206                                              Children's Hospital (1984 -                  Old Mutual
                                                              present); Director, Boston                   South Africa
DOB: January 20, 1937                                         Plan For Excellence                          Master Trust
                                                              (non-profit) (1994 - present);
                                                              President and Chief Operations
                                                              Officer, John Hancock Mutual
                                                              Life Insurance Company (1959 -
                                                              1999). Mr. Boyan retired in
                                                              1999.

Rina K. Spence                 Trustee      Term:             President of SpenceCare         18           Trustee,
7 Acacia Street                             Indefinite        International LLC (1998 -                    State Street
Cambridge, MA 02138                                           present); Member of the                      Master Funds;
                                            Elected: 7/99     Advisory Board, Ingenium Corp.               Director,
DOB: October 24, 1948                                         (technology company) (2001 -                 Berkshire
                                                              present); Chief Executive                    Life
                                                              Officer, IEmily.com (internet                Insurance
                                                              company) (2000 - 2001); Chief                Company of
                                                              Executive Officer of Consensus               America; and
                                                              Pharmaceutical, Inc. (1998 -                 Director,
                                                              1999); Founder, President and                IEmily.com
                                                              Chief Executive Officer of
                                                              Spence Center for Women's
                                                              Health (1994 - 1998); Trustee,
                                                              Eastern Enterprise (utilities)
                                                              (1988 - 2000).

Douglas T. Williams            Trustee      Term:             Executive Vice President of     18           Trustee,
State Street Master                         Indefinite        Chase Manhattan Bank (1987 -                 State Street
Funds                                                         1999). Mr. Williams retired                  Master Funds
P.O. Box 5049                               Elected: 7/99     in 1999.
Boston, MA 02206

DOB: December 23, 1940

                               POSITION(S)   TERM OF OFFICE
NAME, ADDRESS,                  HELD WITH     AND LENGTH OF              PRINCIPAL OCCUPATION
AND DATE OF BIRTH ("DOB")         TRUST        TIME SERVED              DURING PAST FIVE YEARS
-------------------------      -----------   --------------             ----------------------
OFFICERS:

James E. Ross                  President    Term: Indefinite  President, SSgA Funds Management, Inc.
SSgA Funds Management, Inc.                                   (2005 - present); Principal, SSgA Funds
State Street Financial Center               Elected: 4/05     Management, Inc. (2001 - present);
One Lincoln Street                                            Principal, State Street Global Advisers
Boston, MA 02111-2900                                         (March 2000 - present).

DOB: June 24, 1965

Gary L. French
State Street Bank and          Treasurer    Term: Indefinite  Senior Vice President of State Street
Trust Company                                                 Bank and Trust Company (2002 - present);
2 Avenue de Lafayette                       Elected: 5/05     Managing Director, Deutsche Bank
Boston, MA 02111                                              (including its predecessor, Scudder
                                                              Investments), Fund Operations Unit (2001
DOB: July 4, 1951                                             - 2002); President, UAM Fund Services
                                                              (1995 - 2001).

Karen Jacoppo-Wood             Secretary    Term: Indefinite  Vice President and Managing Counsel of
State Street Bank and                                         State Street Bank and Trust Company (2006
Trust Company                               Elected: 11/06    - present); Counsel, Pioneer Investment
2 Avenue de Lafayette                                         Management USA Inc. (2004 to 2006); Vice
Boston, MA 02111                                              President and Counsel of State Street
                                                              Bank and Trust Company (2002-2004).
DOB: December 29, 1966

Peter A. Ambrosini             Chief        Term: Indefinite  Senior Principal and Chief Compliance and
SSgA Funds                     Compliance                     Risk Management Officer, SSgA Funds
Management, Inc.               Officer      Elected: 5/04     Management, Inc. and State Street Global
State Street Financial Center                                 Advisors (2001-present); Managing
One Lincoln Street                                            Director, PricewaterhouseCoopers LLP
Boston, MA 02111                                              (1986-2001).

DOB: December 17, 1943


(1) The "Fund Complex" consists of the Funds discussed in this SAI, the six other series of the Trust and nine series of State Street Master Funds, none of which are discussed in this SAI and are offered via separate prospectuses and SAIs.

     The By-Laws of the Trust provide that the Trust shall indemnify each person who is or was a Trustee of the Trust against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in the Trust's best interest. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Standing Committees

     The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, the Trust, and the Trust's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing Committee.

     The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant's key personnel involved in the foregoing activities and monitors the independent accountant's independence. During the fiscal year ended December 31, 2006, the Audit Committee held two meetings.



     The Nominating Committee is composed of all of the Independent Trustees. The Nominating Committee is responsible for nominating for election as Trustees all Trustee candidates. The Nominating Committee will consider nominees to the Board of Trustees recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Trust. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2006, the Nominating Committee did not meet.



     The Pricing Committee is composed of all of the Independent Trustees. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available in accordance with the Trust's Valuation Procedures. The Pricing Committee acts pursuant to a tiered notification and meeting structure as set forth in the Valuation Procedures, and is generally convened in the event of a pricing matter that may potentially materially impact a Fund's NAV. During the fiscal year ended December 31, 2006, the Pricing Committee did not meet.


Trustee Ownership of Securities of the Trust, Adviser and Distributor


     As of December 31, 2006 none of the Independent Trustees had any ownership of securities of the Adviser or ALPS Distributors, Inc. ("ALPS"), the Trust's distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or ALPS.



     The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the Trust as of December 31, 2006.


                                                         Aggregate Dollar
                                                    Range of Equity Securities
                                                   in All Registered Investment
                       Dollar Range of Equity    Companies Overseen by Trustee in
Name of Trustee       Securities in the Trust   Family of Investment Companies(1)
---------------       -----------------------   ---------------------------------
William L. Boyan                None                           None
Michael F. Holland              None                           None
Rina K. Spence                  None                           None
Douglas T. Williams             None                           None


(1) As of December 31, 2006, the Family of Investment Companies consisted of nine series of the Trust and nine series of State Street Master Funds.


Trustee Compensation


     The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2006.


                                                  Pension or
                                                  Retirement        Estimated     Total Compensation
                                 Aggregate     Benefits Accrued       Annual       from Trust & Fund
                                Compensation      as Part of      Benefits Upon     Complex Paid to
Name and Position              from Trust(1)    Trust Expenses      Retirement        Trustees(1)
-----------------              -------------   ----------------   -------------   ------------------
William L. Boyan, Trustee            $0               $0                $0              $30,000
Michael F. Holland, Trustee          $0               $0                $0              $30,000
Rina K. Spence, Trustee              $0               $0                $0              $30,000
Douglas T. Williams, Trustee         $0               $0                $0              $30,000

(1) As of December 31, 2006, there were two investment companies (the Trust and State Street Master Funds) and eighteen funds in the Fund Complex.


     The Trust, the Adviser and ALPS have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the Trust, Adviser, State Street or ALPS.

PROXY VOTING PROCEDURES

     The Trust has adopted proxy voting procedures pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Portfolios to the Adviser as part of the Adviser's general management of the Portfolios, subject to the Board's continuing oversight. A copy of the Trust's proxy voting procedures is located in Appendix B and a copy of the Adviser's proxy voting procedures is located in Appendix C.

     Shareholders may receive information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (i) by calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of the date of this SAI, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of the Funds.


     As of the date of this SAI, SSgA Funds Management, Inc., a Massachusetts corporation located at One Lincoln Street, Boston, Massachusetts 02111, owned 100% of the shares of each of the Funds and, therefore, may be deemed to control each Fund as of the date of this SAI. As a result, this organization could have the ability to approve or reject those matters submitted to the shareholders of each Fund for their approval.


INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements


     SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser") is responsible for the investment management of the Funds pursuant to an Investment Advisory Agreement dated May 1, 2001 (as amended to add the Funds on February 7, 2007) (the "Advisory Agreement"), by and between the Adviser and the Trust.


     Each Fund currently invests all of its assets in a related Portfolio that has the same investment objectives and substantially the same investment policies as the relevant Fund. As long as a Fund remains completely invested in a Portfolio (or any other investment company), the Adviser is not entitled to receive any investment advisory fee with respect to the Fund. A Fund may withdraw its investment from the related Portfolio at any time if the Trust's Board of Trustees determines that it is in the best interests of the Fund and its shareholders to do so. The Trust has retained the Adviser as investment adviser to manage a Fund's assets in the event that the Fund withdraws its investment from its related Portfolio.

     The Adviser is also the investment adviser to each of the related Portfolios pursuant to an investment advisory agreement (the "Portfolio Advisory Agreement") between the Adviser and State Street Master Funds, on behalf of the Portfolios. The Adviser receives an investment advisory fee with respect to each related Portfolio. The Portfolio Advisory Agreement is the same in all material respects as the Advisory Agreement between the Trust on behalf of the Funds and the Adviser. Each Fund that invests in a related Portfolio bears a proportionate part of the management fees paid by the Portfolio (based on the percentage of the Portfolio's assets attributable to the Fund).


     The Advisory Agreement will continue from year to year provided that a majority of the Trustees and a majority of the Independent Trustees or a majority of the shareholders of the Trust approve its continuance. The Advisory Agreement may be terminated by the Adviser or the Trust without penalty upon sixty days' notice and will terminate automatically upon its assignment. The Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, on November 30, 2006.

     The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations that may be purchased on behalf of the Funds, including outstanding loans to such issuers that could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. The Adviser has informed the Funds that, in making its investment decisions, it will not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for a Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers were held by any Fund managed by the Adviser or any such affiliate.

     In certain instances there may be securities that are suitable for a Fund as well as for one or more of the Adviser's other clients. Investment decisions for the Trust and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of each Fund to participate in volume transactions will produce better executions for the Funds.

     Since the Funds had not commenced operations prior to the date of this SAI, no amounts have been paid to the Adviser for services rendered to the Funds.


Portfolio Managers



     The following persons serve as the portfolio managers of each of the non-money market Portfolios as of the date of this SAI. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of December 31, 2006:





                            REGISTERED                    POOLED                                                 TOTAL
                            INVESTMENT      ASSETS      INVESTMENT      ASSETS                    ASSETS         ASSETS
PORTFOLIO                     COMPANY       MANAGED       VEHICLE       MANAGED       OTHER       MANAGED       MANAGED*
MANAGER         PORTFOLIO    ACCOUNTS    ($ BILLIONS)    ACCOUNTS    ($ BILLIONS)   ACCOUNTS   ($ BILLIONS)   ($ BILLIONS)
-------         ---------   ----------   ------------   ----------   ------------   --------   ------------   ------------
James Donahue   Tax Free         1             0.6           1            0.17         11           0.85           1.62
                Limited
                Duration
                Bond
                Portfolio

Timothy Ryan    Tax Free         1             0.6           1            0.17         11           0.85           1.62
CFA             Limited
                Duration
                Bond
                Portfolio

Maria Pino,     Limited          8           76.11          13          209.22         63         177.46         462.79
CFA             Duration
                Bond
                Portfolio

Thomas          Limited          8           76.11          13          209.22         63         177.46         462.79
Connelley,      Duration
CFA             Bond
                Portfolio



* The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

     As indicated in the table above, portfolio managers at the Adviser may manage numerous accounts for multiple clients. These accounts may include registered investment companies (which include exchange-traded funds), other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. The portfolio managers did not beneficially own any shares of any Funds as of the date of this SAI.



     When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts may arise out of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.



     A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio manager may also manage accounts whose objectives and policies differ from that of the respective Portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the fund maintained its position in that security.



     A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees. The difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within the Adviser are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable.



     The compensation of the Adviser's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and other incentives. The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.

Administrator, Custodian and Transfer Agent

     Under the Administrative Services Agreement (the "Administration Agreement"), State Street is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. State Street will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in State Street's own offices); provide statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declarations of Trust, by-laws, the Funds' investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under federal securities laws, unless such loss or liability results from the Administrator's gross negligence or willful misconduct in the performance of its duties.

     State Street serves as Custodian for the Funds pursuant to the Custody Agreement and holds the Funds' assets.


     ALPS Fund Services, Inc. serves as Transfer Agent to the Funds.


Certain Fees


     As consideration for State Street's services as administrator and custodian to the Funds, State Street shall receive from each Fund an annual fee, accrued daily at the rate of 1/365th and payable monthly on the first business day of each month, pursuant to the following schedule (not including out-of-pocket expenses):


     Annual Fee Schedule for each Fund

     $25,000 for Administration Services
     $12,000 for Custody and Accounting Services


     $600 for Compliance 38 Program



     The Adviser has contractually agreed to limit each Fund's total annual operating expenses (not including the pass-through expenses of its respective Portfolio) to 0.10% (on an annualized basis) of the Fund's average daily net assets until April 30, 2008.


     Since the Funds had not commenced operations prior to the date of this SAI, no amounts have been paid for services rendered to the Funds.

Rule 12b-1 Plan


     The Trust has adopted a distribution plan pursuant to Rule 12b-1 (the "Rule 12b-1 Plan") under which the Funds may compensate their distributor (or others) for services in connection with the distribution of the Funds' shares and for services provided to Fund shareholders. As of December 31, 2006 none of the Independent Trustees or interested persons of the Trust had a direct or indirect financial interest in the operation of the Rule 12b-1 Plan. The Rule 12b-1 Plan calls for payments by each at an annual rate of up to 0.05% (based on average net assets)


     Since the Funds had not commenced operations prior to the date of this SAI, no amounts have been paid under the 12b-1 Plan with respect to any Fund.

Counsel and Independent Registered Public Accounting Firm

     Ropes & Gray LLP serves as counsel to the Trust. The principal business address of Ropes & Gray LLP is One International Place, Boston, Massachusetts 02110.


     Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) assistance and consultation with respect to the preparation of filings with the SEC. In connection with the audit of the 2007 financial statements with respect to the Funds, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP's audit engagement. That agreement is subject to alternative dispute resolution procedures and a mutual exclusion of punitive damages. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, MA 02116-5072.


BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Funds invests all of their investable assets in a corresponding Portfolio and therefore do not directly incur transactional costs for purchases and sales of portfolio investments. The Funds purchase and redeem shares of the corresponding Portfolio each day depending on the number of shares of such Fund purchased or redeemed by investors on that day. Shares of the Portfolios are available for purchase by the Funds at their NAV without any sales charges, transaction fees, or brokerage commissions being charged.

     All portfolio transactions are placed on behalf of the Portfolios by SSgA FM. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (i.e. debt securities and money market investments) because a Portfolio pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to a Portfolio. When a Portfolio executes an over the counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade. Securities may be purchased from underwriters at prices that include underwriting fees. The Portfolios normally do not pay a stated brokerage commission on transactions.

     Each Portfolio's investment advisory agreement authorizes SSgA FM to place, in the name of the Portfolio, orders for the execution of the securities transactions in which the Portfolio is authorized to invest, provided SSgA FM seeks the best overall terms for the transaction. In selecting brokers or dealers (including affiliates of SSgA FM), SSgA FM chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. SSgA FM does not currently use any Portfolio's assets for soft-dollar arrangements. SSgA FM does not presently participate in any soft dollar arrangements. It may aggregate trades with clients of State Street Global Advisors whose commission dollars are used to generate soft dollar credits. Although SSgA FM's clients' commissions are not used for soft dollars, the clients may benefit from the soft dollar products/services received by State Street Global Advisors.

     The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities.

CAPITAL STOCK AND OTHER SECURITIES

     Under the Declaration of Trust, the Trustees are authorized to issue an unlimited number of shares of each Fund. Upon liquidation or dissolution of a Fund, investors are entitled to share pro rata in the Fund's net assets available for distribution to its investors. Investments in a Fund have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable, except as set forth below. Investments in a Fund may not be transferred.

     Each investor is entitled to a vote in proportion to the number of Fund shares it owns. Shares do not have cumulative voting rights, and investors holding more than 50% of the aggregate outstanding shares in the Trust may elect all of the Trustees if they choose to do so. The Trust is not required and has no current intention to hold annual meetings of investors but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

     Under Massachusetts law, shareholders in a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification out of the Trust's property for any claim or liability to which the shareholder may become subject by reason of being or having been a shareholder and for reimbursement of the shareholder for all legal and other expenses reasonably incurred by the shareholder in connection with any such claim or liability. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations.

PURCHASE, REDEMPTION AND PRICING OF SHARES


     Shares of the Funds are offered continuously at a price equal to the NAV attributable to each share. Each Fund determines the NAV per share on each day on which the New York Stock Exchange (the "NYSE") is open for trading ("Business Day"). This determination is made on each Business Day at the close of regular trading on the NYSE.


     The NAV for each Fund is determined by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) by the number of shares outstanding at the time the determination is made.

     The NYSE is open for trading every weekday except for: (a) the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Washington's Birthday (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively. Purchases and withdrawals will be effected at the time of determination of NAV next following the receipt of any purchase or withdrawal order which is determined to be in good order.


     It is the Tax-Free Money Market Fund's policy to attempt to maintain a constant price per share of $1.00, although there can be no assurance that the $1.00 NAV per share will be maintained. The Tax-Free Money Market Fund uses the amortized cost valuation method to value its portfolio instruments. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Tax-Free Money Market Fund would receive if it sold its portfolio securities.








     The Funds' securities will be valued pursuant to guidelines established by the Board of Trustees.

TAXATION OF THE FUNDS


     The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Internal Revenue Code of 1986, as amended ("the Code"), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.


Qualification as a Regulated Investment Company

     Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the favorable tax treatment accorded regulated investment companies, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities, stock, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined below); (ii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment company income (as that term is defined in the Code without regard to the deduction for dividends paid--generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses), its net tax-exempt interest income; and (iii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the value of its total assets are invested in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of its assets are invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or in securities of one or more qualified publicly traded partnerships (as defined below).



     In general, for purposes of the 90% gross income requirement described in clause (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.



     If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it is not subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).



     If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.



     Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income (which is retained by the Fund) will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.



     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.



Taxation of Distributions Received by Shareholders



     Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder. For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Distributions designated by a Fund as deriving from net gains on securities (Capital Gains Dividends), including securities that generate tax-exempt income, held for more than one year will generally be taxable to shareholders as long-term capital gain, without regard to how long a shareholder has held shares of the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning before January 1, 2011. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level; however, the Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.



Original Issue Discount, Market Discount, and Acquisition Discount



     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.



     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.



     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.



     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Backup Withholding



     Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.


     Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's NAV reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's NAV also reflects unrealized losses.

Tax Exempt Income (Tax-Free Funds only)


     Distributions by a Tax-Free Fund that are designated as "exempt-interest dividends" will be excludable from gross income by shareholders for federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the Tax-Free Funds intend to satisfy this requirement. Although Fund distributions designated as "exempt-interest dividends" are not generally subject to federal income tax, they may be subject to state and local taxes.


     If shares of the Funds are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is an item of tax preference for purposes of the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds.


     Entities or persons who are "substantial users" (or persons related to substantial users) of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a non-exempt person who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.



     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends paid by the Funds still are tax-exempt to the extent described in each Fund's prospectus; but they are included in the calculation of whether a recipient's income exceeds the base amounts.



     If a Fund invests in any instrument that generates taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Funds realize capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders (as described above - see "Taxation of Distributions Received by Shareholders"). There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in shares of a Fund.

Taxation of Certain Financial Instruments (Limited Duration Bond Fund only)



     The Limited Duration Bond Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.





Foreign Income


Income received by a Fund from sources within foreign countries may be subject to withholding and other foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries will vary. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.





Redemptions and Exchanges


     Redemptions, sales, and exchanges of each Fund's shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.



Non-U.S. Shareholders



     In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their account.



     In order for a foreign investor to qualify for exemption from the backup withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.



     A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year and certain other conditions are met.



     If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.



     A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax.


State and Local Taxes

     Depending upon the extent of each Fund's activities in states and localities in which its offices are maintained, its agents or independent contractors are located or it is otherwise deemed to be conducting business, the fund may be subject to the tax laws of such states or localities.


General Considerations



     The foregoing discussion summarizes some of the consequences under the current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.


UNDERWRITER


     ALPS Distributors, Inc. serves as the Funds' Distributor (the "Distributor") pursuant to the Distribution Agreement by and between the Distributor and the Trust. Pursuant to the Distribution Agreement, the Funds pay the Distributor fees under the Rule 12b-1 Plan in effect for the Funds. For a description of the fees paid to the Distributor under the Rule 12b-1 Plan, see "Rule 12b-1 Plan," above. The Distributor is not obligated to sell any specific number of shares and will sell shares of a Fund on a continuous basis only against orders to purchase shares. The address of the Distributor is P.O. Box 13515, Denver, Colorado 80202.




















OTHER INFORMATION

     Registration Statement. This SAI and each Fund's prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the Funds and securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in

Washington, DC. Text-only versions of each Fund's documents can be viewed online or downloaded from the SEC's website at http://www.sec.gov.

     Statements contained herein and in each Fund's prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Trust's registration statement, each such statement being qualified in all respects by such reference.

     Annual Operating Expenses of the Funds. Unless otherwise noted, each Fund's expense ratio, identified as "Annual Operating Expenses of the Fund" in the prospectus expense tables, reflects such Fund's estimated operating expenses for the current fiscal year and includes the Fund's estimated percentage of the corresponding Portfolio's estimated operating expenses for the current fiscal year as a percentage of the Fund's average net assets for the year. Because the percentage is based on the Fund's "average" net assets over a period of one year which has been estimated since such Fund has no historical information as of the date of this SAI, it does not identify what the expense ratio would be at asset levels that differ from the estimated average, and the estimated average may not accurately reflect the actual average net assets of the Fund. Asset levels that are substantially higher or lower than the estimated average may result in substantially lower or higher expense ratios. Each Fund, as it has a significant amount of non-asset-based fees, if it experienced a significant asset decline during the previous fiscal year, may have substantially increased expense ratios in a fiscal year. Depending on the circumstances, each Fund may not be able to proportionately reduce non-asset-based fees should assets decrease. Examples of non-asset-based fees include, among others, printing, custody (out-of-pocket), audit and legal fees.

FINANCIAL STATEMENTS


     There is no financial information for the Funds since the Funds had not commenced operations prior to the date of this SAI.

RATINGS OF DEBT INSTRUMENTS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") - LONG TERM DEBT RATINGS. The following is a description of Moody's debt instrument ratings.

     Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk appear somewhat larger than that of the Aaa securities.

     A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P's ratings are based, in varying degrees, on the following considerations: (i) the likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (ii) the nature of and provisions of the obligation; and (iii) the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

MOODY'S. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are deemed with a plus sign (+) designation.

     A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH, INC. ("FITCH"). Commercial paper rated by Fitch reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as F-1, F-2, F-3, or F-4.

     F-1 - This designation indicates that the commercial paper is regarded as having the strongest degree of assurance for timely payment.

     F-2 - Commercial paper issues assigned this rating reflect an assurance of timely payment only slightly less in degree than those issues rated F-1.

APPENDIX B

                            STATE STREET MASTER FUNDS
                   STATE STREET INSTITUTIONAL INVESTMENT TRUST

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I. POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II. FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

     A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

     B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating

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(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Adviser or affiliated persons of the principal underwriter or Adviser have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Adviser's independence of judgment and action with respect to the voting of the proxy.

     the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

     D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV. REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V. ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI. DISCLOSURES

     A. The Trusts shall include in its registration statement:

          1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

          2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

     B. The Trusts shall include in its annual and semi-annual reports to shareholders:

          1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

          2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

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(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

VII. REVIEW OF POLICY.

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

APPENDIX C

PROXY VOTING POLICY   (SSGA LOGO)
                      Funds Management, Inc.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

     -    Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -    Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

     -    Reductions in super-majority vote requirements

     -    Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -    Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Declaration of Trust was filed previously as Exhibit (a) to the Trust's Registration Statement and is incorporated by reference herein.

(2) Form of Amendment No. 1 to Agreement and Declaration of Trust was filed previously as Exhibit (a)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(3) Form of Amendment No. 2 to Agreement and Declaration of Trust was filed previously as Exhibit (a)(3) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

(4) Form of Amendment No. 3 to Agreement and Declaration of Trust was filed previously as Exhibit (a)(4) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

(5)    Amendment No. 4 to Agreement and Declaration of Trust filed herewith.

(b) Second Amended and Restated By-laws of the Trust were filed previously as Exhibit (b) to Post-Effective Amendment No. 12 to the Trust's Registration Statement and are incorporated by reference herein.

(c)    Not applicable.

(d)(1) Investment Advisory Agreement between SSgA Funds Management, Inc. and the Trust was filed previously as Exhibit (d)(2) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(2) Form of Amendment to Investment Advisory Contract between SSgA Funds Management, Inc. and the Trust was filed previously as Exhibit (d)(3) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(3) Form of Fee Waiver and Expense Reimbursement Agreement between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Liquid Reserves Fund was filed previously as Exhibit (d)(3) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(4) Form of Voluntary Fee Waiver Letter from SSgA Funds Management, Inc. to the Trust with respect to the State Street Institutional Liquid Reserves Fund was filed previously as Exhibit (d)(4) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(5) Form of Amendment to Investment Advisory Contract between SSgA Funds Management, Inc. and the Trust regarding the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market Fund is filed herewith.

(6) Form of Fee Waiver and Expense Reimbursement Agreement between SSgA Funds Management, Inc. and the Trust with respect to the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market Fund is filed herewith

(e)(1) Distribution Agreement between ALPS Distributors, Inc. and the Trust was filed previously as Exhibit (e)(1) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(2) Form of Selling Dealer Agreement was filed previously as Exhibit (e)(4) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(f)    Not applicable.

(g)(1) Amended and Restated Custodian Agreement between State Street Bank and Trust Company and the Trust was filed previously as Exhibit (g)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(h)(1) Transfer Agent and Services Agreement between State Street Bank and Trust Company and the Trust was filed previously as Exhibit (h)(1) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(2) Administration Agreement between State Street Bank and Trust Company and the Trust was filed previously as Exhibit (h)(2) to Post-Effective Amendment No. 9+ and is incorporated by reference herein.

(3) Form of Transfer Agent and Services Agreements between ALPS Mutual Fund Services, Inc. and the Trust related to the State Street Institutional Liquid Reserves Fund was filed previously as Exhibit (h)(3) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(3)(a) Amendment to Transfer Agent and Services Agreements between ALPS Mutual Fund Services, Inc. and the Trust related to the State Street Institutional Liquid Reserves Fund was filed previously as Exhibit (h)(3) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(4) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Equity 500 Index Fund was filed previously as Exhibit (h)(4) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(5) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Liquid Reserves Fund was filed previously as Exhibit (h)(5) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(6) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Limited Duration Bond Fund is filed herewith.

(7) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Tax Free Limited Duration Bond Fund is filed herewith.

(8) Form of Master-Feeder Participation Agreement between State Street Master Funds and the Trust with respect to the State Street Institutional Tax Free Money Market Fund is filed herewith.

(i)(1) Legal Opinion of Ropes & Gray LLP was filed previously as Exhibit (i) to Pre-Effective Amendment No. 1 to the Trust's Registration Statement and is incorporated by reference herein.

(2) Legal Opinion of Ropes & Gray LLP regarding the State Street Money Market Fund was filed previously as Exhibit (i)(2) to Post-Effective Amendment No. 10 and is incorporated by reference herein.

(3) Legal Opinion of Ropes & Gray LLP regarding the Class R Shares of the State Street Equity 500 Index Fund was filed previously as Exhibit (i)(3) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

(4) Legal Opinion of Ropes & Gray LLP regarding the State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market Fund is filed herewith.

(j)(1) Not applicable.

(k)    Not applicable.

(l)    Not applicable.

(m)    Rule 12b-1 Plan is filed herewith.

(n) Rule 18f-3 Plan was filed previously as Exhibit (n) to Post-Effective Amendment No. 15 and is incorporated by reference herein.

(p)(1) Joint Code of Ethics with the State Street Master Funds was filed previously as Exhibit (p)(1) to Post-Effective Amendment No. 13 and is incorporated by reference herein.

(2) Amended Code of Ethics of SSgA Funds Management, Inc. was filed previously as Exhibit (p)(2) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

(3) Amended Code of Ethics of ALPS Distributors, Inc. was filed previously as Exhibit (p)(3) to Post-Effective Amendment No. 17 and is incorporated by reference herein.

+ Post-Effective Amendment No. 8 was filed with the Commission on January 30, 2002. The next Post-Effective Amendment, filed on April 30, 2002, should have been sequentially numbered Post-Effective Amendment No. 9. Due to a scrivener's error, it was numbered Post-Effective Amendment No. 10. Such Post-Effective Amendment has been referred to in this Part C as Post-Effective Amendment No. 9.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     See the Prospectus and the Statement of Additional Information regarding the Trust's control relationships.

ITEM 25. INDEMNIFICATION

     Pursuant to Article 4 of the Trust's Amended and Restated By-Laws, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

     As to any matter disposed of by a compromise payment by any such Covered Person referred to above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its Shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of Shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

     See "Management of the Trust" in Part B. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER

     (a) The sole principal underwriter for the Trust is ALPS Distributors, Inc. which acts as distributor for the Trust and the following other investment companies: Accessor Funds, AARP Funds, Agile Funds, Ameristock Mutual Funds, Inc., BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward

          Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Scottish Widows Investment Partnership Trust, Stonebridge Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Westcore Trust, Williams Capital Liquid Assets Fund and WisdomTree Trust.

     (b) To the best of the Trust's knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

          Edmund J. Burke      Director and President

          Thomas A. Carter     Managing Director -Sales and Finance; Treasurer

          Jeremy O. May        Managing Director - Operations and Client
                               Service; Secretary

          Diana Adams          Vice President, Controller

          Tane T. Tyler        Chief Legal Officer, Assistant Secretary

          Bradley J. Swenson   Chief Compliance Officer

* The principal business address for each of the above directors and executive officers is 1625 Broadway, Suite 2200, Denver, Colorado 80202.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     The accounts and records of the Trust are located, in whole or in part, at the office of the Trust and the following locations:

     State Street Institutional Investment Trust ("Trust")
     P.O. Box 5049 Boston, MA 02206

     SSgA Funds Management, Inc. ("Adviser")
     State Street Financial Center
     One Lincoln Street
     Boston, MA 02111

     State Street Bank and Trust Company ("Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent", except not the Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund, State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market Fund)
     2 Avenue de Lafayette
     Boston, MA 02111

     ALPS Distributors, Inc.
     ALPS Mutual Fund Services, Inc. (Transfer Agent/Dividend Disbursing Agent for the State Street Institutional Liquid Reserves Fund, State Street Institutional Limited Duration Bond Fund, State Street Institutional Tax Free Limited Duration Bond Fund and State Street Tax Free Money Market
     Fund)
     1625 Broadway
     Suite 2200
     Denver, CO 80202

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant, State Street Institutional Investment Trust (the "Trust") certifies that it meets all of the requirements for effectiveness of this amendment to the Trust's registration statement under Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Trust's Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 6th day of February 2007.

                                        STATE STREET INSTITUTIONAL INVESTMENT
                                        TRUST


                                        By:                   *
                                            ------------------------------------
                                            James E. Ross
                                            President

Pursuant to the requirements of the 1933 Act, this Registration Statement for the Trust has been signed below by the following persons in the capacities indicated on the 6th day of February, 2007:

Signature                               Title
---------                               -----


                  *                     President (Principal Executive Officer)
-------------------------------------
James E. Ross


                  *                     Treasurer (Principal Accounting Officer)
-------------------------------------
Gary L. French


                  *                     Trustee
-------------------------------------
William L. Boyan


                  *                     Trustee
-------------------------------------
Michael F. Holland


                  *                     Trustee
-------------------------------------
Rina K. Spence


                  *                     Trustee
-------------------------------------
Douglas T. Williams


* Attorney-in-fact: /s/ Tim P. Walsh
                    -----------------

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST
                                INDEX TO EXHIBITS

Exhibit
 Number   Description of Exhibit
-------   ----------------------
(a)(5)    Amendment No. 4 to Agreement and Declaration of Trust

(d)(5)    Form of Amendment to Investment Advisory Agreement

(d)(6)    Form of Fee Waiver and Expense Reimbursement Agreement

(h)(6)    Form of Participation Agreement for State Street Institutional Limited
          Duration Bond Fund

(h)(7)    Form of Participation Agreement for State Street Institutional Tax
          Free Limited Duration Bond Fund

(h)(8)    Form of Participation Agreement for State Street Institutional Tax
          Free Money Market Fund

(i)(4)    Legal Opinion of Ropes & Gray

(m)       Rule 12b-1 Plan